Supplement to the

Fidelity® Low-Priced Stock Fund, and Fidelity Value Discovery Fund

Funds of Fidelity Puritan Trust

Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund,
Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2006

The following information replaces similar information found in the "Investment Policies and Limitations" section on page 2.

Diversification

For Low-Priced Stock, Fidelity Value Discovery Fund, Dividend Growth, Growth & Income, Leveraged Company Stock, and Real Estate Income:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found in the "Investment Policies and Limitations" section on page 3.

Diversification

For OTC:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

PSTSB-06-03 December 16, 2006
1.798487.107